Exhibit 99.2

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FOR IMMEDIATE RELEASE

Media Contact:
Bryce McDevitt
+1 703.851.4425
Bryce.McDevitt@parsons.com

Investor Relations Contact:
Dave Spille
+ 1 571.655.8264
Dave.Spille@parsons.com

Parsons to Acquire Braxton Science & Technology Group

Acquisition enhances space and cyber portfolios; Accretive to revenue growth and adjusted EBITDA margin

CENTREVILLE, VA (Oct. 29, 2020) – Parsons Corporation (NYSE:PSN) announced today that it has entered into a definitive agreement to acquire Braxton Science & Technology Group, LLC (BSTG) and its subsidiaries in a deal valued at $300 million ($258 million less the tax asset). The acquisition increases Parsons’ solutions, products, and capabilities in the space, cyber, and intelligence markets.

BSTG’s broad portfolio of commercial off-the-shelf products—as well as their sustainment of government off-the-shelf products—provide mission critical solutions including spacecraft ground control and spacecraft integration. BSTG has over 50 differentiated space-mission product offerings consisting of software and hardware products combined with advanced engineering services. Their leading product portfolio is built on a technology base of industry best practices for software development, cybersecurity, and domain expertise. BSTG will be integrated into Parsons’ space and geospatial solutions market, adding more than 370 employees, 80% of whom hold security clearances.

“The addition of BSTG complements our space portfolio, increases our product offerings in high-growth markets, and adds critical intellectual property that complements and expands our capabilities for the U.S. Air Force, Space Force, and research laboratories,” said Chuck Harrington, Parsons’ chairman and chief executive officer. “We look forward to welcoming BSTG’s employees into the Parsons’ family, driving synergistic solutions that leverage our expanded set of space solutions, growing our technology, and furthering our customer’s critical missions including joint all-domain operations.”

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Headquartered in Colorado Springs, Colorado, BSTG operates at the forefront of satellite operations, ground system automation, flight dynamics, and spacecraft and antenna simulation for the U.S. Department of Defense and Intelligence Community. These capabilities position Parsons to capitalize on the quickly evolving space missions of its national security space customers and address rapid market growth driven by proliferated low earth orbit constellations, small satellite expansion, and space cyber resiliency. BSTG has specific domain expertise with the U.S. Space Force’s Enterprise Ground Services (EGS) effort: a next generation architecture that will unify spacecraft ground control operations across multiple major government agencies.

The transaction is consistent with Parsons’ strategy of acquiring high-growth, defense, and intelligence technology companies with software and hardware intellectual property that enhance its technology and transactional revenue growth and margin profile.

“The combination of our leading defense capabilities, and decades of trusted customer relationships, combined with Parsons’ global scale, cross-industry experience, and disruptive mindset creates a leading space technology provider,” said Ken O’Neil, president of BSTG. “We’re excited to join an organization known for their entrepreneurial spirit, agility, culture of innovation and inclusion, and successful track record of mergers, acquisitions, and integrations. Parsons is a large company with the operational agility of a smaller organization, which attracted us to them and gives us confidence in our future success together.”

The transaction is valued at approximately $258 million, including the net present value of a $42 million transaction-related tax benefit, or approximately 11x Braxton’s estimated 2021 adjusted EBITDA before considering any revenue or cost synergies. For 2021, Braxton is expected to generate revenue of approximately $133 million. The transaction is expected to be accretive to Parsons’ 2021 adjusted earnings per share and close in Q4 2020, subject to customary closing conditions. Parsons was advised by Goldman Sachs & Co. LLC and Latham & Watkins LLP. Braxton was advised by KippsDeSanto & Co. and Sparks Wilson, P.C.

About Parsons:

Parsons (NYSE: PSN) is a leading disruptive technology provider in the global defense, intelligence, and critical infrastructure markets, with capabilities across cybersecurity, missile defense, space, connected infrastructure, and smart cities. Please visit Parsons.com and follow us on LinkedIn and Facebook to learn how we’re making an impact.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities

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Exchange Act of 1934, as amended. Forward-looking statements are based on our current expectations, beliefs and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends and factors that are difficult to predict, many of which are outside of our control. Accordingly, actual performance, results and events may vary materially from those indicated in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future performance, results or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in the forward-looking statements, including, among others: any issue that compromises our relationships with the U.S. federal government or its agencies or other state, local or foreign governments or agencies; any issues that damage our professional reputation; changes in governmental priorities that shift expenditures away from agencies or programs that we support; our dependence on long-term government contracts, which are subject to the government’s budgetary approval process; the size of our addressable markets and the amount of government spending on private contractors; failure by us or our employees to obtain and maintain necessary security clearances or certifications; failure to comply with numerous laws and regulations; changes in government procurement, contract or other practices or the adoption by governments of new laws, rules, regulations and programs in a manner adverse to us; the termination or nonrenewal of our government contracts, particularly our contracts with the U.S. federal government; our ability to compete effectively in the competitive bidding process and delays, contract terminations or cancellations caused by competitors’ protests of major contract awards received by us; our ability to generate revenue under certain of our contracts; any inability to attract, train or retain employees with the requisite skills, experience and security clearances; the loss of members of senior management or failure to develop new leaders; misconduct or other improper activities from our employees or subcontractors; our ability to realize the full value of our backlog and the timing of our receipt of revenue under contracts included in backlog; changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time and resources for our contracts; changes in estimates used in recognizing revenue; internal system or service failures and security breaches; and inherent uncertainties and potential adverse developments in legal proceedings, including litigation, audits, reviews and investigations, which may result in materially adverse judgments, settlements or other unfavorable outcomes. These factors are not exhaustive and additional factors could adversely affect our business and financial performance. For a discussion of additional factors that could materially adversely affect our business and financial performance, see the factors included under the caption “Risk Factors” in our Registration Statement on Form S-1 and our other filings with the Securities and Exchange Commission. All forward-looking statements are based on currently available information and speak only as of the date on which they are made. We assume no obligation to update any forward-looking statement made in this presentation that becomes untrue because of subsequent events, new information or otherwise, except to the extent we are required to do so in connection with our ongoing requirements under federal securities laws.